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                                                                      EXHIBIT 24






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statements (File No. 33-72152 and File No. 33-72154).



                                              ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
January 3, 1997